Fiscal Fourth Quarter and Full Year 2025 Earnings Key Highlights © ScanSource 2025 Consolidated We delivered strong free cash flow for our fiscal year and achieved excellent profitability growth across the board. As we enter fiscal year 2026, we plan to make strategic investments in our business to accelerate growth and expand margins.” Mike Baur Chair and CEO, ScanSource, Inc. Achieved FY25 Outlook for All Measures, Strong Cash Flow Executing Strategic Plan, Highest ROIC in 10 Quarters Introducing New 3-Year Strategic Goals Q4 Net Sales and Gross Profit Specialty Technology Solutions Segment Intelisys & Advisory Segment Net Sales +9% Y/Y $813M Gross Profit +8% Y/Y $105M, 12.9% margin STS, Net Sales +9% Y/Y $789M STS, Gross Profit +10% Y/Y $81M, 10.3% margin I&A, Net Sales +1% Y/Y $24M I&A, Gross Profit +1% Y/Y $24M, 98.9% margin

* Non-GAAP measure For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource’s fourth quarter fiscal year 2025 news release issued on August 21, 2025, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section [click here]. Operating Metrics New 3-Year Strategic Goals Fiscal Year 2026 Annual Outlook as of August 21, 2025 © ScanSource 2025 2 Net Sales $3.1 billion to $3.3 billion Adjusted EBITDA* $150 million to $160 million Free Cash Flow* At least $80 million Gross Profit Growth CAGR Recurring Revenue GP as % Gross Profit Adjusted EBITDA Margin* Free Cash Flow Conversion as % Non-GAAP Net Income* Adjusted ROIC* 5%-7% Build to 50% ~6% Consistent 80%+ Mid-Teens $0.88 per share Q4, +38% Y/Y $3.00 per share FY25, -2% Y/Y GAAP Diluted EPS 4.75% Q4 4.76% FY25 Adjusted EBITDA Margin* $112M FY25 Operating Cash Flow $104M FY25 Free Cash Flow* $1.02 per share Q4, +28% Y/Y $3.57 per share FY25, +16% Y/Y Non-GAAP Diluted EPS* $38.6M Q4, +13% Y/Y $144.7M FY25, +3% Y/Y Adjusted EBITDA* 14.9% Q4 13.6% FY25 Adjusted ROIC* $107M share repurchases in FY25 Differentiated Leader, Pivoting to Stronger Growth

* Reflects estimated mix of FY25 gross sales for the United States/Canada business. The geographic mix for FY25 STS net sales is approximately 92% for United States/Canada and 8% for Brazil. ** Management estimates Specialty Technology Solutions: Key Technologies and Growth Drivers 3 POS, Payment TerminalsPhysical SecurityCommunicationsNetworkingMobility and Barcode % of Sales* Low Single-Digit ▲ Upper Single-Digit ▲▲▲ Low Single-Digit ▲ Mid Single-Digit ▲▲ Mid Single-Digit ▲▲ Market Growth** - Customer experience - Self-service - Omni-channel commerce - Video surveillance - Advances in AI, high-res imaging - Cloud security - Cloud growth & shift to subscriptions - Remote/hybrid work - Integrated platforms - Connected devices - AI smart networking - Enhanced network security - Automation & worker productivity - Digitizing workflows - Asset visibility Growth Drivers

* Reflects estimated mix of FY25 net billings for Intelisys. Intelisys represents approximately 87% of Intelisys & Advisory segment FY25 net sales. ** Management estimates. Intelisys & Advisory Segment: Key Technologies and Growth Drivers 4 Wireless & IoTSecurityCloud/Data CenterCX (UCaaS/CCaaS)Connectivity & SDN % of Net Billings* ~10%+ ▲▲▲ ~10%+ ▲▲▲ ~10%+ ▲▲▲ ~10%+ ▲▲▲ Low Single-Digit ▲ Market Growth** - 5G, hybrid & private cellular networks - Rapid expansion of applications & connected devices - Advanced cybersecurity - Managed services - Cloud adoption - Digital transformation - Adoption of AI and machine learning - Edge computing - AI, automation & analytics - Collaborative tools for mobile workforce - Demand for high- bandwidth / low latency - 5G rollouts & IoT - Automation Growth Drivers

Forward-Looking Statements This Earnings Infographic and supporting materials contain “forward-looking” statements, including ScanSource's FY26 annual outlook and mid-term goals, which involve risks and uncertainties, many of which are beyond ScanSource’s control. No undue reliance should be placed on such statements, as any number of factors could cause actual results to differ materially from anticipated or forecasted results, including, but not limited to, the following factors, which are neither presented in order of importance nor weighted: macroeconomic conditions, including potential prolonged economic weakness, inflation, tariffs and changes in trade policy, the failure to manage and implement ScanSource's growth strategy, the ability for ScanSource to realize the synergies or other benefits from acquisitions, credit risks involving ScanSource's larger channel sales partners and suppliers, changes in interest and exchange rates and regulatory regimes impacting ScanSource's international operations, including new or increased tariffs, risk to the business from a cyberattack, a failure of IT systems, failure to hire and retain quality employees, loss of ScanSource's major channel sales partners, relationships with key suppliers and channel sales partners or a termination or a modification of the terms under which it operates with these key suppliers and channel sales partners, changes in ScanSource's operating strategy, and other factors set forth in the "Risk Factors" contained in ScanSource's annual report on Form 10-K for the year ended June 30, 2025, filed with the Securities and Exchange Commission. Except as may be required by law, ScanSource expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this Earnings Infographic or otherwise. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), ScanSource also discloses certain non-GAAP measures, including non-GAAP SG&A expenses, non-GAAP operating income, non-GAAP operating income margin, non-GAAP pre-tax income, non-GAAP net income, non-GAAP diluted EPS, adjusted EBITDA, adjusted EBITDA margin, net debt, adjusted ROIC, free cash flow and net sales in constant currency excluding acquisitions and divestitures (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. Please see the “Non-GAAP Financial Information” section in the quarterly earnings press release for additional description of ScanSource’s non-GAAP measures. ScanSource discloses forward-looking information that is not presented in accordance with GAAP with respect to adjusted EBITDA, adjusted EBITDA margin, adjusted ROIC, and free cash flow. ScanSource believes that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as acquisitions and divestitures, restructuring costs, impairment charges and other unusual or non-recurring items. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward- looking information to the most directly comparable GAAP financial measure is not provided. 5